UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2002

                               REGENT GROUP, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                     0-3338
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                            (Commission File Number)

                                   22-1558317
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                        (IRS Employer Identification No.)

                          1 Anderson Hill Rd. Suite 103
                             Bernardsville, NJ 07924
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (908) 630-8700


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Item 8. Change in Fiscal Year.

      On January 15, 2002, the Company determined to change its fiscal year end from July 31 to December 31. On February 14, 2002, the Company filed a transition report on Form 10-QSB covering the five month transition period from July 31, 2001 to December 31, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           REGENT GROUP, INC.
                                           (Registrant)

Date: February 27, 2002                    /s/ Jerry Swon
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                                           Jerry Swon,
                                           President and Chief Executive Officer